CREDIT FACILITY	12 Months Ended
Dec. 31, 2018
Credit Facility
CREDIT FACILITY

In order to meet interim working capital requirements to fund the Company’s business operations and financial commitments, the Company arranged a revolving credit facility with Linx Partners Ltd. (“Linx”), a private company wholly-owned and controlled by John Lee, Director, CEO and Executive Chairman of the Company by entering into an agreement dated March 12, 2015 (the “Credit Facility”).

The Credit Facility had a maximum principal amount available for advance of $1.5 million, a two-year term (formerly one year, but amended on May 5, 2015 and approved by the TSX) with an option to extend it for any number of subsequent one-year terms and bears an interest at a rate of 1.5% per month with unpaid amounts accruing interest on the same terms.

On February 24, 2016, the Company entered into an agreement (the “Second Amendment”) to increase and amend the Credit Facility. The previous maximum principal amount of $1.5 million has been increased with the Second Amendment to $2.5 million. A 5% “drawdown” fee will be applicable to amounts advanced over and above the original and outstanding $1.5 million advanced under the Credit Facility, at the time of advance. In consideration of a bonus of $300,000 (the “Bonus”), Linx has agreed to postpone any repayments due under the Credit Facility, until the earlier of October 1, 2016, or such time as the Company is in a reasonable financial position to repay all or a portion of the amounts owing and remove the requirement for the Company to pay any 20% penalties as a result of any future failure to repay any amounts when due under the terms of the Credit Facility.

Including the interest on the Bonus and “drawdown” fee, which also bears an interest at a rate of 1.5% per month with unpaid amounts accruing interest on the same terms, the Credit Facility, carries an effective annual interest rate of 36.3%. The “drawdown” fee, Bonus and all interest payable were accrued and added to the maximum principal amount as they are incurred.

On March 30, 2016, the Company entered into a Debt Settlement Agreement with Linx and Mr. Lee pursuant to which, the Company agreed, subject to TSX and shareholder approval, which was obtained at the Annual General Meeting on June 2, 2016 to issue 7,500,000 units to Mr. Lee, in satisfaction of $1,500,000 of indebtedness owed by the Company to Linx under the Credit Facility. Each unit consists of one Common share and one share purchase warrant. Each warrant entitles the holder to acquire an additional Share at a price of $0.40 per Share for a period of five years from the date of issuance.

On October 28, 2016, the Company paid $35,000 toward the Credit Facility. As at December 31, 2016, the outstanding balance of the Credit Facility was $1,071,560 including interest payable of $448,388. For the year ended December 31, 2016, the Company recorded an interest expense of $258,640 and finance cost of $317,056.

During the year ended December 31, 2017, the Company fully repaid the remaining balance of the Credit Facility by issuing 3,000,000 Shares to John Lee in satisfaction of $900,000 of indebtedness owing by the Company under the Credit Facility and making cash payments totaling of $364,142. For the year ended December 31, 2017, prior to repaying the full balance, the Company made new drawings of $163,405. For the year ended December 31, 2017, the Company recorded an interest expense of $21,066 and finance cost of $8,111.

As at December 31, 2017, the Company fully repaid and closed out the Credit Facility and has been provided with a discharge of pledges.